FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                 August 27, 1999
                                -----------------


                          COMPUSONICS VIDEO CORPORATION
             (Exact Name of Registrant as specified in its charter)



       COLORADO                  0-14200                   84-1001336
   -----------------           ----------------          ----------------------
   (State or other             (Commission file          (I.R.S. Employer
    jurisdiction of              number)                  Identification Number)
    incorporation or
    organization)



   7001 Orchard Lake Rd., Ste. 424
   W. Bloomfield, Michigan                                       48322-3608
  -----------------------------------------               ---------------------
   (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (248) 851-5651



                                       N/A
           ---------------------------------------------------------
           Former name or former address, if changed from last report

ITEM 4:     Changes in Registrant's Certifying Accountant.

(a) Hirsch Silberstein & Subelsky, P.C. resigned as the independent accountants for CompuSonics Video Corporation (the "Registrant") effective August 27, 1999.

 In connection with the audits of the two fiscal years ended July 31, 1998 and 1997 and the subsequent interim period through August 27, 1999, there were no disagreements with Hirsch Silberstein & Subelsky, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

 The audit reports of Hirsch Silberstein & Subelsky, P.C. on the financial statements of the Registrant for the years ended July 31, 1998 and 1997, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. The Independent Auditor's Report stated that the Registrant's financial statements raised substantial doubt about any adjustments that might result from the outcome of this uncertainty. Please refer to the Registrant's Form 10-K for year ending July 31, 1998.

 The decision by Hirsch Silberstein & Subelsky, P.C. to resign was a result of one of its members, Ronald N. Silberstein, leaving the firm to become Ajay Sports, Inc.'s Chief Financial Officer and Chief Administrative Officer. Following Mr. Silberstein's departure, the Registrant has been advised that the firm will concentrate its practice of providing accounting related services to individuals and privately held businesses.

 (b) On August 27, 1999, the Registrant engaged the accounting firm of J.L. Stephan Co., P.C. to act as its independent accounting firm, as successor to Hirsch Silberstein & Subelsky, P.C. The Registrant has not consulted J.L. Stephan Co., P.C. regarding any accounting principles or disagreements with its former independent accountants.

 ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

 (a) and (b)   Financial Statements

         None

(c)   Exhibits

         Letter from Hirsch Silberstein & Subelsky, P.C. dated August 31, 1999, addressed to the Securities and Exchange Commission. Filed Herewith

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 30, 1999

                                    COMPUSONICS VIDEO CORPORATION



                                    By \s\Robert R. Hebard
                                      -------------------------------------
                                       Robert R. Hebard
                                       Chief Financial Officer/Treasurer/
                                       Chief Executive Officer